EXHIBIT 32.1

Certification

Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002), the undersigned officer of The Estée Lauder Companies Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

Amendment No. 1 to the Annual Report on Form 10-K for the year ended June 30, 2004 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or
78o(d)) and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 5, 2004	/s/ William P. Lauder
William P. Lauder
President and Chief Executive Officer

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002) and for no other purpose.